KEEWATIN WINDPOWER CORP.
PROFORMA FINANCIAL STATEMENTS
(Expressed in US dollars)
(Unaudited)

Pro Forma Consolidated Balance Sheet as at February 28, 2009	PF - 1

Pro Forma Consolidated Statement of Operations for the Nine Months ended February 28, 2009	PF - 2

Pro Forma Consolidated Statement of Operations for the Year Ended May 31, 2008	PF - 3

Notes to the Pro Forma Consolidated Financial Statements	PF - 4

KEEWATIN WINDPOWER CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT FEBRUARY 28, 2009
(Expressed in US dollars)
(Unaudited)

	Keewatin	Sky Harvest			Pro Forma
	As at	As at		Pro Forma	Consolidated
	February 28,	February 28,		Adjustments	Balance
	2009	2009		(Note 3)	Sheet
	$	$		$	$
ASSETS
CURRENT
Cash and cash equivalents	208,594	65,623			274,217
Accounts receivable	–	141			141
Short-term investments	655,733	18,690			674,423
Prepaid expenses	22,119	18,255			40,374
Note receivable	200,000	–	(c)	(200,000)	–
	1,086,446	102,709			989,155
INVESTMENT IN SKY HARVEST	–	–	(a)	953,728	–
			(b)	(953,728)
PROPERTY, PLANT AND EQUIPMENT	10,344	54,320			64,664
INTANGIBLE ASSETS	–	725	(b)	793,329	794,054
	1,096,790	157,754			1,847,873

LIABILITIES
CURRENT
Accounts payable	8,509	21,044			29,553
Accrued liabilities	4,192	10,732			14,924
Due to a related party	–	579			579
Loan payable	–	200,000	(c)	(200,000)	–
	12,701	232,355			45,056

STOCKHOLDERS’ EQUITY
COMMON STOCK	12,391	1,333,869	(b)	(1,333,869)	29,732
			(a)	17,341
ADDITIONAL PAID-IN CAPITAL	2,071,366	–	(a)	936,387	3,007,753
COMMON STOCK SUBSCRIBED	6,750	–			6,750
SHARE SUBSCRIPTIONS RECEIVABLE	–	(1,965)	(b)	1,965	–
DEFICIT ACCUMULATED DURING THE
DEVELOPMENT STAGE	(1,006,418)	(1,406,505)	(b)	1,171,505	(1,241,418)
	1,084,089	(74,601)			1,802,817
	1,096,790	157,754			1,847,873

(See accompanying notes)

KEEWATIN WINDPOWER CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED FEBRUARY 28, 2009
(Expressed in US dollars)
(Unaudited)

	Keewatin	Sky Harvest
	Nine Months	Nine Months		Pro Forma
	Ended	Ended	Pro Forma	Consolidated
	February 28,	February 28,	Adjustments	Statement Of
	2009	2009	(Note 3)	Operations
	$	$	$	$

REVENUE	–	–	–	–
EXPENSES
Acquired development costs	–	–	235,000	235,000
Consulting	117,534	–	–	117,534
Development and engineering	6,452	50,288	–	56,740
Management fees	68,625	58,144	–	126,769
Professional	54,400	–	–	54,400
General & Administrative	9,847	131,647	–	141,494
Total Expenses	256,858	240,079	–	731,937
Net Loss Before Other Items	(256,858)	(240,079)	–	(731,937)
Other Income (Expense)
Interest Income	12,561	229	–	12,790
Foreign Exchange Loss	–	(27,223)	–	(27,223)
NET LOSS	(244,297)	(267,073)	–	(746,370)

Pro forma loss per share (Note 5)
LOSS PER SHARE – Basic and diluted	(0.01)	(0.01)		(0.03)

(See accompanying notes)

KEEWATIN WINDPOWER CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2008
(Expressed in US dollars)
(Unaudited)

	Keewatin	Sky Harvest
	Year	Year		Pro Forma
	Ended	Ended	Pro Forma	Consolidated
	May 31,	May 31,	Adjustments	Statement Of
	2008	2008	(Note 3)	Operations
	$	$	$	$

REVENUE	–	–	–	–
EXPENSES
Acquired development costs	–	–	235,000	235,000
General and administrative	230,735	107,477	–	338,212
Management fees	88,750	74,997	–	163,747
Development and engineering	–	34,136	–	34,136
Total Expenses	319,485	216,610	–	771,095
Net Loss Before Other Items	(319,485)	(216,610)	–	(771,095)
Other Income
Interest Income	62,655	6,728	–	69,383
Foreign Exchange Gain	–	1,293	–	1,293
NET LOSS	(256,830)	(208,589)	–	(700,419)

Pro forma loss per share (Note 5)
LOSS PER SHARE – Basic and diluted	(0.01)	(0.01)		(0.02)

(See accompanying notes)

KEEWATIN WINDPOWER CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

1. Basis of Presentation

Pursuant to a share exchange agreement dated April 21, 2009, Keewatin Windpower Corp. (“Keewatin”) is proposing to acquire all of the issued and outstanding shares of Sky Harvest Windpower Corp. (“Sky Harvest”). See Note 2.

These unaudited pro forma consolidated financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of Keewatin and of Sky Harvest.

These pro forma financial statements have been compiled from and include:

(a) an unaudited pro forma consolidated balance sheet combining the unaudited balance sheet of Keewatin as at February 28, 2009 with the unaudited balance sheet of Sky Harvest as at February 28, 2009, giving effect to the transaction as if it occurred on February 28, 2009;

(b) an unaudited pro forma consolidated statement of operations combining the unaudited interim statement of operations of Keewatin for the nine-month period ended February 28, 2009 with the unaudited interim statement of operations of Sky Harvest for the nine-month period ended February 28, 2009, giving effect to the transaction as if it occurred on June 1, 2008; and

(c) an unaudited pro forma consolidated statement of operations combining the audited statement of operations of Keewatin for the year ended May 31, 2008 with the audited statement of operations of Sky Harvest for the year ended May 31, 2008, giving effect to the transaction as if it occurred on June 1, 2007.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Keewatin for the year ended May 31, 2008. Based on the review of the accounting policies of Sky Harvest, it is Keewatin management’s opinion that there are no material accounting differences between the accounting policies of Keewatin and Sky Harvest. The unaudited pro forma financials statements should be read in conjunction with the historical financial statements and notes thereto of Keewatin.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Keewatin ’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statements of operations do not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of Keewatin which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

KEEWATIN WINDPOWER CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

2. Business Acquisition

Pursuant to a share exchange agreement dated April 21, 2009, Keewatin is offering to acquire all of the issued and outstanding shares of Sky Harvest. The non-Canadian shareholders of Sky Harvest will receive 1.5 common shares of Keewatin for every Sky Harvest common share held. The Canadian shareholders of Sky Harvest will receive 1.5 Exchangeable shares of Keewatin Windpower Inc. (“Exchangeco”), a wholly-owned subsidiary of Keewatin, for every Sky Harvest common share held. Each Exchangeco share will be exchangeable into one Keewatin share, subject to the terms and conditions of the Exchangeable shares. Following completion of the transaction, Sky Harvest will be a wholly-owned subsidiary of Keewatin.

The Keewatin shares to be issued were determined to have a fair value of $953,728. The preliminary allocation of the purchase price is summarized in the table below and is subject to change.

$
Purchase price

17,340,516 Keewatin common shares	953,728

Fair value of Sky Harvest net assets to be acquired

Cash and cash equivalents	65,623
Accounts receivable	141
Short-term investments	18,690
Prepaid expenses	18,255
Property, plant and equipment	54,320
Acquired development costs	235,000
Intangible assets	794,054
Accounts payable	(21,044)
Accrued liabilities	(10,732)
Due to related party	(579)
Loan payable	(200,000)

953,728

After reflecting the pro forma purchase adjustments, the excess of the purchase consideration over the book values of Sky Harvest’s assets and liabilities as at February 28, 2009, has been allocated $235,000 to acquired development costs, which has been expensed, and the remaining $793,329 to wind farm lease agreements, which has been included with intangible assets.

3. Pro Forma Assumptions and Adjustments

The unaudited pro form consolidated financial statements incorporate the following pro forma assumptions:

(a)

All of the non-Canadian Sky Harvest common shareholders exchange their Sky Harvest common shares for Keewatin common shares. All of the Canadian Sky Harvest common shareholders exchange their Sky Harvest common shares for Exchangeco shares. All of the Exchangeco shares are exchanged for Keewatin common shares.

(b)	Keewatin’s investment in Sky Harvest and Sky Harvest’s stockholders’ equity are eliminated upon consolidation.

(c)	The $200,000 previously advanced by Keewatin to Sky Harvest is eliminated upon consolidation.

(d)	The purchase price for the Acquisition has been allocated to the acquired assets and liabilities on a pro forma basis as described in Note 2.

(e)	The acquisition has been accounted for using the purchase method with Keewatin identified as the acquirer and the business acquired recorded at estimated fair value.

KEEWATIN WINDPOWER CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

4. Pro Forma Share Capital:

Pro forma share capital as at February 28, 2009 has been determined as follows:

	Number		Additional
	of shares	Par Value	Paid-in Capital	Amount
		$	$	$
Issued common shares of Keewatin	12,391,500	12,391	2,071,366	2,083,757
Shares issued for acquisition of Sky Harvest	17,340,516	17,341	936,659	954,000
Pro forma balance	29,732,016	29,732	3,008,025	3,037,757

5. Pro Forma Loss Per Share:

Pro forma basic and diluted loss per share for the nine months ended February 28, 2009, and the year ended May 31, 2008, has been calculated based on actual weighted average number of Keewatin common shares outstanding for the respective periods and the assumed number of Keewatin shares issued to Sky Harvest shareholders being effective on March 1, 2009 and June 1, 2008, respectively.

	Nine months ended	Year ended
	February 28, 2009	May 31, 2008
Basic pro forma loss per share computation
Numerator:
Pro forma net loss available to shareholders	$(746,370)	$(700,419)
Denominator:
Keewatin weighted average share outstanding	12,391,500	12,145,000
Shares issued to Sky Harvest shareholders	17,340,516	17,340,516
Pro forma weighted average shares outstanding	29,732,016	29,485,516
Basic pro forma loss per share	$(0.03)	$(0.02)